SUP-0115-1117

AB BOND FUNDS

-AB Credit Long/Short Portfolio

-AB Limited Duration High Income Portfolio

Supplement dated November 3, 2017 to the Prospectus and Summary Prospectuses dated January 30, 2017 (the “Prospectuses”), offering Class A, Class C and Advisor Class shares of AB Credit Long/Short Portfolio and AB Limited Duration High Income Portfolio (each, a “Fund”).

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The following chart for each Fund replaces the chart under the heading “Portfolio Managers” in the summary sections of the Prospectuses for each Fund.

AB Credit Long/Short Portfolio

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Gershon M. Distenfeld	Since 2014	Senior Vice President of the Adviser

Ivan Rudolph-Shabinsky	Since 2014	Senior Vice President of the Adviser

Robert Schwartz	Since 2014	Senior Vice President of the Adviser

Ashish C. Shah	Since 2014	Senior Vice President of the Adviser

AB Limited Duration High Income Portfolio

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Gershon M. Distenfeld	Since 2011	Senior Vice President of the Adviser

Ivan Rudolph-Shabinsky	Since 2014	Senior Vice President of the Adviser

Ashish C. Shah	Since 2011	Senior Vice President of the Adviser

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The following replaces information for the Funds in the chart under the heading “Management of the Funds—Portfolio Managers” in the Prospectus for the Funds. The introductory disclosure to the chart is included for context.

The management of, and investment decisions for, the Funds’ portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for coordinating each Fund’s investments.

The following table lists the Investment Policy Teams, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of each Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Fund and Responsible Team	Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
AB Credit Long/Short Portfolio Credit Long/Short Investment Team	Gershon M. Distenfeld; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.

	Ivan Rudolph-Shabinsky; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.

	Robert Schwartz; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.

	Ashish C. Shah; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since 2012.

AB Limited Duration High Income Portfolio Limited Duration High Income Investment Team	Gershon M. Distenfeld; since 2011; (see above)	(see above)

	Ivan Rudolph-Shabinsky; since 2014; (see above)	(see above)

	Ashish C. Shah; since 2011; (see above)	(see above)

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0115-1117